Audentes Therapeutics Reports Third Quarter 2019 Financial Results and Provides Corporate Update - BLA submission for AT132 for the treatment of XLMTM on-track for mid-2020; MAA on-track for second half of 2020 - Continued progress in Pompe Disease, DMD and DM1 pipeline programs: AT845 IND submitted and clinical start-up activities underway; AT702 IND on track for first quarter 2020 submission - Strong balance sheet with September 30, 2019 cash, cash equivalents and marketable securities of $351.5 million SAN FRANCISCO, November 7, 2019 / BUSINESSWIRE/ -- Audentes Therapeutics, Inc. (Nasdaq: BOLD), a leading AAV-based genetic medicines company focused on developing and commercializing innovative products for serious rare neuromuscular diseases, today reported its financial results for the third quarter ended September 30, 2019, and provided an update on the company’s recent achievements and anticipated upcoming milestones. “2019 has been marked by significant progress across our portfolio, including the recent positive data update from our ASPIRO study at the 24th International Annual Congress of the World Muscle Society,” stated Matthew R. Patterson, Chairman and Chief Executive Officer. “AT132 continues to show a promising safety and efficacy profile in patients with XLMTM, with the first seven treated patients now ventilator independent, and we remain on track to submit the BLA for AT132 in mid-2020.” Mr. Patterson continued, “Beyond AT132, we are excited about the significant momentum building across our entire pipeline of development candidates. Importantly, we met a major milestone with the submission of our IND for AT845 for the treatment of Pompe disease and remain on track to submit the first IND in our DMD program in the first quarter of next year. With these and other anticipated milestones in our DMD and DM1 programs, we look forward to 2020 as a year of important catalysts for the company and the advancement of our potentially best and first-in-class genetic medicines for devastating neuromuscular diseases.” Recent Achievements & Upcoming Key Events: AT132 for X-linked Myotubular Myopathy (XLMTM): • On-track to submit a Biologics Licensing Application (BLA) in the United States in mid-2020 and a Marketing Authorization Application (MAA) in Europe in the second half of 2020. • Presented positive data from the ASPIRO dose escalation cohorts at the 24th International Annual Congress of the World Muscle Society. The first seven treated patients were ventilator independent and all patients were making progress against clinically meaningful developmental milestones with four patients walking independently or with support. • AT132 continues to be generally well-tolerated with a manageable safety profile across both dose cohorts.

AT845 for Pompe Disease: • Submitted a US Investigational New Drug application (IND) for AT845 in the third quarter of 2019; application is currently undergoing review with the U.S. Food & Drug Administration (FDA). • Clinical trial site start-up activities underway; initiating a screening study with US trial sites to accelerate patient identification for enrollment into planned Phase 1/2 study. • Plan to present non-clinical data at WORLD Symposium in February 2020. AT702/AT753/AT751 for Duchenne Muscular Dystrophy (DMD): • IND-enabling dose ranging and toxicology studies underway for AT702; on-track for first quarter 2020 IND submission and plan to initiate a clinical study in the second quarter of 2020. • Held productive face-to-face meeting with FDA to discuss a platform approach to vectorized exon skipping for DMD, which proposes to streamline nonclinical, chemistry, manufacturing and controls (CMC) and clinical development of a common snRNA backbone combined with unique exon-targeting oligonucleotide sequences to address multiple DMD genotypes. • AT753 exon 53 targeting oligonucleotide sequence selected; manufacturing underway to support IND- enabling preclinical studies to be initiated this quarter. • AT751 exon 51 targeting oligonucleotide screening underway; plan to initiate IND-enabling preclinical studies in the first quarter of 2020. AT466 for Myotonic Dystrophy (DM1): • In vivo vector screening studies continuing to progress. • Plan to submit IND in 2020. Manufacturing: • Process performance qualification (PPQ) campaign in progress and facility pre-approval inspection (PAI) readiness on track in support of mid-2020 BLA submission for AT132. • Plasmid manufacturing facility GMP readiness activities complete; GMP plasmid production to begin this quarter with initial runs supporting AT702 clinical supply manufacturing. Third Quarter 2019 Financial Results • Cash Position: As of September 30, 2019, cash, cash equivalents and marketable securities were $351.5 million. • Research and Development Expenses: Research and development expense was $37.6 million for the three months ended September 30, 2019, compared to $29.9 million for the same period in 2018, an increase of $7.7 million. The increase was primarily attributable to higher program expenses for AT845, new programs AT466 and AT702 initiated in 2019, and additional R&D headcount to advance clinical and pre-clinical programs. Included in R&D expense for the three months ended September 30, 2019 was $3.0 million of non-cash stock-based compensation expense, compared to $2.6 million in the same period in 2018. For the nine months ended September 30, 2019, research and development expense was $114.8 million compared to $76.2 million for the same period in 2018. • General and Administrative Expenses: General and administrative expense was $10.2 million for the three months ended September 30, 2019, compared to $7.8 million for the same period in 2018. The increase was primarily attributable to headcount increases and infrastructure investment to support growth. Included in G&A expense for the three months ended September 30, 2019 was $2.7 million of non-cash stock-based compensation expense, compared to $2.0 million in the same period in 2018. For the nine months ended September 30, 2019, general and administrative expense was $32.0 million compared to $20.6 million for the same period in 2018. • Net Loss: Net loss was $45.7 million for the three months ended September 30, 2019 compared to $36.3 million for the same period in 2018. Basic and diluted net loss per share for the three months ended September 30, 2019, was $1.00 compared with $0.97 for the same period in 2018. For the nine months ended September 30, 2019, net loss was $139.9 million, compared to $93.2 million for the same period in 2018. Basic and diluted net loss per share for the nine months ended September 30, 2019 was $3.14, compared with $2.57 for the same period in 2018. Conference Call At 4:30 p.m. Eastern Time today, Audentes management will host a conference call and a simultaneous webcast to discuss its third quarter 2019 financial results and provide a corporate update. To access a live webcast of the conference call, please visit the Events & Presentations page within the Investors + Media section of the Audentes website at www.audentestx.com. Alternatively, please call (833) 659-8620 (U.S.) or (409) 767-9247 (international) and dial the conference ID# 8575077 to access the call. A replay of the webcast will be available on the Audentes website for approximately 30 days. About Audentes Therapeutics, Inc. Audentes Therapeutics (Nasdaq: BOLD) is a leading AAV-based genetic medicines company focused on developing and commercializing innovative products for serious rare neuromuscular diseases. We are leveraging our AAV gene therapy technology platform and proprietary manufacturing expertise to develop programs across three modalities: gene replacement, vectorized exon skipping, and vectorized RNA knockdown. Our product candidates are showing promising therapeutic profiles in clinical and preclinical studies across a range of neuromuscular diseases. Audentes is a focused, experienced and passionate team driven by the goal of improving the lives of patients. For more information regarding Audentes, please visit www.audentestx.com. Forward Looking Statements This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to the expected benefits of the company's product candidates, the timing and nature of regulatory filings for the company’s product candidates, the timing of the company’s presentation of non-clinical data and the timing and nature of the company’s preclinical studies, clinical trials and manufacturing activities. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, the company cannot guarantee future events, results, actions, levels of activity, performance or achievements, and the timing and results of biotechnology development and potential regulatory approval is inherently uncertain. Forward-looking statements are subject to risks and uncertainties that may cause the company's actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company's ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, establish and scale-up manufacturing processes that comply with regulatory requirements, and protect intellectual property and other risks and uncertainties described under the heading "Risk Factors" in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release, and the company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Selected Financial Information Amounts in thousands except share and per share data Operating Results Three months ended September 30, Nine months ended September 30, 2019 2018 2019 2018 Unaudited Operating expenses: Research and development $ 37,636 $ 29,918 $ 114,772 $ 76,157 General and administrative 10,189 7,817 31,960 20,617 Total operating expenses 47,825 37,735 146,732 96,774 Loss from operations (47,825) (37,735) (146,732) (96,774) Interest income, net 2,112 1,509 6,937 3,662 Other expense, net (28) (65) (101) (117) Net loss $ (45,741) $ (36,291) $ (139,896) $ (93,229) Net loss per share, basic and diluted $ (1.00) $ (0.97) $ (3.14) $ (2.57) Shares used in computing net loss per share, basic and diluted 45,543,354 37,359,877 44,538,676 36,302,803 Selected Balance Sheet Data September 30, 2019 December 31, 2018 Unaudited Cash, cash equivalents, marketable securities and restricted cash $ 355,212 $ 418,055 Total assets $ 441,508 $ 472,555 Total liabilities $ 58,049 $ 29,801 Total stockholders' equity $ 383,459 $ 442,754 Audentes Contacts: Investor Contact: Andrew Chang 415.818.1033 achang@audentestx.com Media Contact: Sarah Spencer 415.957.2020 sspencer@audentestx.com